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EXHIBIT (b)

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Meridian Fund, Inc. (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  February 26, 2004               /s/ Richard F. Aster, Jr.
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                                       Richard F. Aster, Jr., Director &
                                       Principal Executive Officer



         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Meridian Fund, Inc. (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  February 26, 2004                /s/ Gregg B. Keeling
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                                        Gregg B. Keeling, Principal Financial
                                        Officer, Principal Accounting Officer,
                                        Treasurer & Secretary